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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 11, 2001

                                OTR EXPRESS, INC.
                                -----------------
               (Exact name of registrant as specified in charter)



         KANSAS                     1-19773                    48-0993128
         ------                     -------                    ----------
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)



              804 N. MEADOWBROOK DRIVE, OLATHE, KS        66062
              ------------------------------------        -----
          (Address of Principal Executive Offices)      (Zip Code)

                                 (913) 829-1616
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

OLATHE, KS (May 11, 2001) - OTR Express, Inc. (Amex: OTR), announced today that it has applied to the Securities and Exchange Commission ("Commission") to remove its shares of Common Stock, par value $0.01 per share ("Common Stock"), from listing on the American Stock Exchange ("AMEX").

William P. Ward, President and CEO of OTR, explained, "OTR has not met AMEX continued listing requirements for some time and is no longer eligible for continued dealings on AMEX." Mr. Ward noted that AMEX has consented to OTR's filing with the SEC for such delisting.

Trading in shares of OTR Common Stock has been halted by AMEX since OTR announced, on May 9, 2001, that it will cease operations within 60 days and liquidate and that shareholders should not expect any distributions in such liquidation. OTR has been informed by AMEX that it anticipates that trading will remain halted until the delisting is completed. OTR expects that the delisting will be granted by the SEC in the next several weeks, whereupon it is unknown whether and to what extent a trading market will exist for the Common Stock.

For further information, please contact Steve Ruben, chief financial officer, OTR Express, at (913) 829-1616, extension 3102, or visit www.otrx.com.

Various statements in this press release regarding the company's business which are not historical facts are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on current expectations and are subject to risks and uncertainties. Actual results could differ materially from current expectations due to a number of factors, including general economic and market conditions, regulatory issues, fuel price volatility, pricing pressures, the availability and compensation of qualified drivers and owner operators, availability of cost-effective financing, interest rate fluctuations, the ability of the Company to realize the benefits of its shut down plan, tractor and trailer resale values and other factors. Readers should review and consider the various disclosures made by the company in this press release, in its reports to stockholders, and periodic reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission (SEC). The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                OTR EXPRESS, INC.



Date:  May 11, 2001                 By: /s/ William P. Ward
                                        ----------------------------------------
                                          William P. Ward
                                          President and Chief Executive Officer